THIRD AMENDMENT TO PURCHASE, SALE AND OPTION AGREEMENT

This Third Amendment to Purchase, Sale and Option Agreement (this “Amendment”) is entered into as of March 27, 2014, by and between USG Properties Bakken I, LLC, a Delaware limited liability company (“Seller”), and American Eagle Energy Corporation, a Nevada corporation (“Buyer”). Seller and Buyer are sometimes referred to herein individually as a “Party” and collectively as the “Parties.” NextEra Energy Gas Producing LLC, a Delaware limited liability company (“NextEra”) joins in this Agreement for the purposes set forth in Section 12(c) of the Original Agreement (as defined below) and AMZG, Inc., a Nevada corporation ("AMZG") joins in this Agreement for the purposes set forth in Section 4 below.

WHEREAS, Seller and Buyer are parties to Purchase, Sale and Option Agreement dated as of August 12, 2013, as amended by letter agreement dated September 30, 2013 and by Second Amendment to Purchase, Sale and Option Agreement dated as of October 2, 2013, (as amended, the “Original Agreement”) pursuant to which Seller agreed to sell and Buyer agreed to purchase certain undivided interests in certain oil and gas assets in Divide County, North Dakota. Capitalized terms used but not defined herein are intended to have the meanings set forth in the Original Agreement.

WHEREAS, the parties desire to further amend the Original Agreement, as provided herein.

NOW THEREFORE, in consideration of the mutual covenants, representations, warranties, conditions and agreements contained in this Amendment and the Original Agreement and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Buyer and Seller agree as follows:

1. Section 1 A of the Original Agreement is hereby amended by deleting from the first line thereof the following: “Exhibit A, Parts I, II, III, IV and V” and replacing it with “Exhibit A, Parts I, II, III, IV, V and VII”.

2. Section 24 of the Original Agreement is hereby amended by deleting clause (ii) of the third sentence of such section and replacing it with the following:

“(ii) in lieu of delivering the Stipulation Seller shall deliver to Buyer one or more counterparts of the Second Stipulation of Interest and Cross-Conveyance (the "Second Stipulation") in the form attached hereto as Exhibit D-3"”

3. Section 24 of the Original Agreement is further amended by deleting from the fourth sentence of such section the reference to "Exhibit C" and replacing it with "Exhibit C-3".

4. AMZG agrees to join in the execution of the Second Stipulation for the purposes of curing certain title matters.

5. Exhibit D to the Original Agreement is hereby deleted and replaced in its entirety by Exhibit D-3 attached hereto; Exhibit C to the Original Agreement is hereby deleted and replaced in its entirety by Exhibit C-3 attached hereto.

6. This Amendment may be executed in counterparts, each of which will constitute an original and all of which will constitute one document. This Amendment may be executed and delivered by either or both of the parties by facsimile transmission or email of a PDF version (with confirmation of transmission) of a signed counterpart of the signature page hereof to the other at the applicable facsimile number or email address shown in Section 15 of the Original Agreement. This Amendment shall be considered for all purposes as prepared through the joint efforts of the parties and shall not be construed against one party or the other as a result of the preparation, substitution or other event of negotiation, drafting or execution hereof. After execution and delivery by facsimile or electronic transmission or email, the parties agree to follow up with two originally executed counterparts and signature pages so that each party will have a counterpart with original signature pages from both parties.

IN CONFIRMATION OF THE ABOVE, Buyer and Seller execute this Amendment as of the date first stated above, and the representatives executing on behalf of Buyer and Seller each attests to his or her authorization by such execution.

SELLER:		BUYER:

USG Properties Bakken I, LLC		AMERICAN EAGLE ENERGY CORPORATION

By:	/s/ Lawrence A. Wall, Jr.	By:	/s/ Brad Colby
Lawrence A. Wall, Jr., President		Brad Colby, President

NextEra Energy Gas Producing, LLC		AMZG, INC.

By:	/s/ Lawrence A. Wall, Jr.	By:	/s/ Brad Colby
Lawrence A. Wall, Jr President		Brad Colby, President

EXHIBIT “A”

EXHIBIT “D-3”

SECOND STIPULATION OF INTEREST AND CROSS-CONVEYANCE

THIS SECOND STIPULATION OF INTEREST AND CROSS-CONVEYANCE (this “Second Stipulation”), effective as of June 1, 2013 at 12:01 a.m., local time in Divide County, North Dakota (the “Effective Time”), is among USG Properties Bakken I, LLC a Delaware limited liability company (“USG”), NextEra Energy Gas Producing, LLC (“NextEra”) with each of USG and NextEra having an address at 601 Travis Street, Suite 1900, Houston, Texas 77002 and American Eagle Energy Corporation, a Nevada corporation (“AEE”), and AMZG, Inc., a Nevada corporation ("AMZG") with each of AEE and AMZG having an address at 2549 W. Main Street, Suite 202, Littleton, Colorado 80120.

RECITALS

A.                AEE and NextEra are parties to A.A.P.L. Form 610 -1989 Model Form Operating Agreement dated May 1, 2011 and A.A.P.L. Form610 -1989 Model Form Operating Agreements November 1, 2011 (together, the “Joint Operating Agreements”) respectively covering the Spyglass and West Spyglass areas in Divide County, North Dakota.

B.                 Pursuant to the Area of Mutual Interest provisions of the Joint Operating Agreements AEE and NextEra jointly acquired leasehold and mineral interests in certain lands located in Divide County, North Dakota, as more fully set forth in Exhibit A (the "Land"). USG, an affiliate of NextEra, has acquired certain of NextEra’s interests in the Land (as defined below) and has thereby become a party to the Joint Operating Agreements.

C.              Pursuant to Purchase Sale and Option Agreement dated August 12, 2013 between AEE and USG, as amended by first and second amendments dated, respectively, September 30, 2013 and October 2, 2013 (as amended the “Purchase Agreement”), and as implemented by that certain Stipulation of Interest and Cross-Conveyance (the "Original Stipulation") dated as of the Effective Time recorded in the real property records of Divide County North Dakota in Book __ at page __ among AEE, USG and NextEra the parties carried out the acquisition by AEE from USG and NextEra of sufficient interests in the Property (as defined below) such that the interests held by AEE and USG are currently owned in the respective, relative ratios of (i) 65.625/34.375 for that portion of the Property described in Part I of Exhibit A (Spyglass – Developed), (ii) 59.375/40.625 for that portion of the Property described in Part II of Exhibit A (Spyglass – Non-developed), (iii) 56.25/43.75 for that portion of the Property described in Part III of Exhibit A (W. Spyglass -- Developed), (iv) 43.75/56.25 for that portion of the Property described in Part IV of Exhibit A (W. Spyglass-Non-developed) and (v) 69.0625/30.9375 for that portion of the Property described in Part V of Exhibit A (SM Energy Leases – Spyglass Developed).

D.             Pursuant to the exercise of the option granted to AEE in the Purchase Agreement AEE has agreed to purchase from USG and USG has agreed to sell to AEE additional interests in the Property (as defined below).

E.              Certain irregularities or gaps in the chain of title among the parties may exist and the parties desire to cure any such irregularities or gaps by executing this Second Stipulation.

F.               Part VI of Exhibit A to the Original Stipulation listed certain wellbores that have been or are to be drilled pursuant to the Carry Agreement and Farm-Out Agreement both dated as of August 12, 2013 among USG, AEE, and AMZG, Inc., as amended, with the express intent that the ownership interests in such well boreholes were not to be affected by the cross-conveyance language in the Original Stipulation. Since the execution of such Carry and Farm-Out Agreements, the parties have agreed to change the location of certain wellbores to be drilled pursuant to such Carry and Farm-Out Agreements, and desire to reflect such intention in this Second Stipulation.

STIPULATION AND CROSS-CONVEYANCE

For and in consideration of the sum of ten dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, USG, NextEra, AMZG and AEE do hereby sell, assign, transfer and convey to each other interests in the assets described below (the “Property”) sufficient such that after giving effect to this assignment and cross-conveyance the respective, relative ownership interests of AEE and USG in the Property will be (i) 75.00/25.00 for that portion of the Property described in Parts I, II, III, IV and VII of Exhibit A and (ii) 77.50/22.50 for that portion of the Property described in Part V of Exhibit A, and neither NextEra or AMZG will own any interest in any of the Property:

(a) The oil, gas and mineral leases described in Exhibit A, insofar as they cover any or all of the lands described in Exhibit A (the “Lands”), together with all rights, privileges and obligations appurtenant thereto, including rights in any unit in which said leases or Lands are included (collectively the “Leases”), provided, however, that the ownership interests in the wellbores described on Part VI of Exhibit A shall not be affected by this Second Stipulation;

(b) All oil, gas and condensate wells (whether producing, not producing or abandoned), and all water source, water injection and other injection and disposal wells and systems located on the Leases or the Lands, or used in connection therewith, including without limitation those described in Exhibit A (collectively the “Wells”), together with all equipment, facilities, and fixtures located on or used in developing or operating the Leases, the Lands, or the Wells, or producing, storing, treating or transporting oil, gas, water, or other products or byproducts, including pipelines, flow lines, gathering systems, tank batteries, improvements, fixtures, inventory, movables and immovables (collectively the “Lease Property and Equipment”);

(c) To the extent assignable or transferable, all permits, licenses, easements, rights-of-way, servitudes, surface leases, surface use agreements, and similar rights and interests applicable to or used in operating the Leases, the Lands, the Wells, or the Lease Property and Equipment (collectively the “Permits and Easements”);

(d) To the extent assignable or transferable, all contracts and contractual rights, obligations and interests, insofar as they relate to the Leases, the Lands, the Wells, the Lease Property and Equipment or the Permits and Easements (the “Related Contracts”); and

(e) To the extent assignable or transferable, all other tangibles, miscellaneous interests and other assets on or used in connection with the Leases, the Lands, the Wells, the Lease Property and Equipment, or the Permits and Easements (collectively the “Miscellaneous Personal Property”), including records, files, and other data that relate to the Leases, the Lands, the Wells, the Lease Property and Equipment, the Permits and Easements, or the Related Contracts, and lease, land and well files, production records, title opinions, contract, regulatory and environmental files, and geological and geophysical information (collectively the “Property Records”).

Each of USG, NextEra, AMZG and AEE warrants that it has not granted, created or reserved any burden, claim or title defect that would cause the Net Revenue Interest in a Lease or Well to be less than the Net Revenue Interest for such Lease or Well set forth in Exhibit A or the Working Interest in a Lease or Well to be greater than the Working Interest for such Lease or Well set forth in Exhibit A, except for any such excess Working Interest accompanied by a proportionate increase in the Net Revenue Interest for such Lease or Well.

For purposes of this Second Stipulation, “Working Interest” shall mean, with respect to a Lease or Well the percentage interest in a Lease or Well that is burdened with the obligation to bear and pay costs and expenses of maintenance, development and operations in connection with such Lease or Well, without regard to royalties, overriding royalties, net profits interests or other similar burdens.

For purposes of this Second Stipulation, “Net Revenue Interest” shall mean, with respect to a Lease or Well, the interest in and to all hydrocarbons produced, saved, and sold from or allocated to such Lease or Well, after giving effect to all royalties, overriding royalties, production payments, carried interests, net profits interests, reversionary interests, and other burdens upon, measured by, or payable out of production therefrom.

Except for the special warranty of title set forth above, THE PARTIES CONVEY THE PROPERTY TO EACH OTHER WITHOUT AND EXPRESSLY DISCLAIM ANY EXPRESS, STATUTORY OR IMPLIED WARRANTY OR REPRESENTATION OF ANY KIND, INCLUDING WARRANTIES RELATING TO (i) THE CONDITION OR MERCHANTABILITY OF THE PROPERTY, (ii) THE FITNESS OF THE PROPERTY FOR ANY PARTICULAR PURPOSE, OR (iii) CONFORMITY TO MODELS OR SAMPLES OF MATERIALS. THE PARTIES HAVE INSPECTED (OR HAVE BEEN GIVEN THE OPPORTUNITY TO INSPECT), THE PROPERTY AND ARE SATISFIED AS TO THE PHYSICAL, OPERATING, REGULATORY COMPLIANCE, SAFETY AND ENVIRONMENTAL CONDITION (BOTH SURFACE AND SUBSURFACE) OF THE PROPERTY AND EXPRESSLY AND KNOWINGLY ACCEPTS THE PROPERTY AS IS, WHERE IS, AND WITH ALL FAULTS AND DEFECTS AND IN ITS PRESENT CONDITION AND STATE OF REPAIR. Without limiting the generality of the foregoing, no party makes any representation or warranty as to (i) the amount, value, quality, quantity, volume or deliverability of any oil, gas or other minerals or reserves (if any) in, under or attributable to the Property, (ii) the physical, operating, regulatory compliance, safety or environmental condition of the Property, (iii) the geological or engineering condition of the Property or any value thereof; (iv) the ability of the Property to generate income or profits; or (v) the cost of owning or operating the Property.

THE PARTIES AGREE THAT, TO THE EXTENT REQUIRED BY APPLICABLE LAW TO BE EFFECTIVE, THE DISCLAIMERS OF CERTAIN REPRESENTATIONS AND WARRANTIES CONTAINED IN THIS STIPULATION OF INTEREST AND CROSS CONVEYANCEARE “CONSPICUOUS” DISCLAIMERS FOR THE PURPOSE OF ANY APPLICABLE LAW.

To the extent that the Leases cover state or federal leases, separate assignments on the appropriate state or federal forms required for filing in the applicable state or federal records are being delivered contemporaneously herewith. Such separate assignments are intended to cover the same interests that are being conveyed hereby.

The Original Stipulation is hereby amended by replacing Part VI of Exhibit A thereto with the Part VI of Exhibit A attached hereto. Such amendment will be given effect as if it were executed at the time of the Original Stipulation.

This Second Stipulation shall be governed, construed and enforced in accordance with the laws of North Dakota without regard to conflicts of law.

This Second Stipulation shall extend to and shall be binding upon the successors and assigns of the Parties.

THIS SECOND STIPULATION is executed by the parties as of the Effective Time.

USG Properties Bakken I, LLC
By:	/s/ Lawrence A. Wall, Jr.
	Lawrence A. Wall, Jr.	,
President

American Eagle Energy Corporation

By:	/s/ Brad Colby
	Brad Colby	,
President

NextEra Energy Gas Producing, LLC

By:	/s/ Lawrence A. Wall, Jr.
	Lawrence A. Wall, Jr.	,
President

AMZG, Inc.

By:	/s/ Brad Colby
	Brad Colby	,
President

STATE OF      Texas          §

§ ss.

COUNTY OF      Harris      §

This instrument was acknowledged before me on March 27, 2014, by Larry A. Wall, as President of USG Properties Bakken I, LLC, a Delaware Limited Liability Corporation, on behalf of said Limited Liability Corporation. Witness my hand and official seal.

Kristi McClellan
NOTARY PUBLIC

(SEAL)	My commission expires: June 25, 2017

STATE OF ________________ §

§ ss.

COUNTY OF ______________ §

This instrument was acknowledged before me on _____________, 2014, by _____________, as ____________ of ____________________, a ____________________, on behalf of said _____________ __________________. Witness my hand and official seal.

NOTARY PUBLIC

(SEAL)	My commission expires: _________________, 20___

STATE OF ________________ §

§ ss.

COUNTY OF ______________ §

This instrument was acknowledged before me on _____________, 2014, by _____________, as ____________ of ____________________, a ____________________, on behalf of said _____________ __________________. Witness my hand and official seal.

NOTARY PUBLIC

(SEAL)	My commission expires: _________________, 20___

STATE OF ________________ §

§ ss.

COUNTY OF ______________ §

This instrument was acknowledged before me on _____________, 2014, by _____________, as ____________ of ____________________, a ____________________, on behalf of said _____________ __________________. Witness my hand and official seal.

NOTARY PUBLIC

(SEAL)	My commission expires: _________________, 20___

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EXHIBIT A
TO THE SECOND STIPULATION OF INTEREST AND CROSS-CONVEYANCE